EXHIBIT 24.1

                                POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Howard G. Bubb, Thomas G. Amato and Theodore M. Weitz to act as their attorneys-in-fact and agents, for the purpose of executing and filing a Registration Statement on Form S-3, including all amendments thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard G. Bubb, Thomas G. Amato and Theodore M. Weitz, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Dialogic Corporation Registration Statement on Form S-3 to register 720,550 shares of Dialogic Corporation's Common Stock with the Securities and Exchange Commission, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 14th day of April, 1999.

                        SIGNATURE                               TITLE

/s/ Howard G. Bubb                            President, Chief Executive Officer
__________________                            and Director
Howard G. Bubb

/s/ Kenneth J. Burkhardt, Jr.                 Director
___________________________
Kenneth J. Burkhardt, Jr.

/s/ Masao Konomi                              Director
___________________________
Masao Konomi

/s/ John N. Lemasters                         Director
___________________________
John N. Lemasters

/s/ Francis G. Rodgers                        Director
___________________________
Francis G. Rodgers

/s/ James J. Shinn                            Director
___________________________
James J. Shinn

/s/ Nicholas Zwick                            Director
___________________________
Nicholas Zwick

/s/ Jean Beadle                               Controller and Chief Accounting
___________________________                   Officer (Chief Accounting Officer)
Jean Beadle

/s/ Thomas G. Amato                           Treasurer, Vice President and
__________________________                    Chief Financial  Officer
Thomas G. Amato                               (Chief Financial Officer)